Exhibit 99.1

Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS
THIRD QUARTER 2016 FINANCIAL RESULTS
SANTA ANA, CA – November 3, 2016 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and nine months ended September 30, 2016.
Paul Arling, UEI's Chairman and CEO, stated, “Our third quarter 2016 results reflect the continued solid performance across the business, as Adjusted Pro Forma net sales and diluted earnings per share grew 6% and 21% over the prior year, respectively. Our advanced control technologies continue to be adopted by subscription broadcasting and OEM customers who are introducing next-generation home entertainment platforms around the world. While in various phases of development, this new evolution in home control presents significant long-term opportunities for UEI to increase our market share by deepening existing customer relationships and by adding new ones. In support of our growing market position, we are transitioning manufacturing to our newer, more advanced facilities in China, which underscores our commitment to improving margins, differentiating UEI in the marketplace through enhanced products and maintaining cost effective operations.”
Financial Results for the Three Months Ended September 30: 2016 Compared to 2015

•	GAAP net sales were $169.2 million, compared to $160.5 million; Adjusted Pro Forma net sales were $170.3 million, compared to $160.5 million.

•	GAAP gross margins were 24.7%, compared to 26.7%; Adjusted Pro Forma gross margins were 26.1%, compared to 26.9%.

•	GAAP operating income was $8.1 million, compared to $9.0 million; Adjusted Pro Forma operating income was $15.6 million, compared to $17.2 million.

•
GAAP net income was $7.8 million, or $0.53 per diluted share, compared to $6.3 million or $0.41 per diluted share; Adjusted Pro Forma net income was $13.9 million, or $0.94 per diluted share, compared to $11.8 million, or $0.78 per diluted share.

•	At September 30, 2016, cash and cash equivalents were $48.1 million.
Financial Results for the Nine Months Ended September 30: 2016 Compared to 2015

•	GAAP net sales were $490.8 million, compared to $440.7 million; Adjusted Pro Forma net sales were $494.0 million, compared to $440.7 million.

•	GAAP gross margins were 25.0%, compared to 27.3%; Adjusted Pro Forma gross margins were 26.0%, compared to 27.5%.

•	GAAP operating income was $19.1 million, compared to $25.5 million; Adjusted Pro Forma operating income was $39.6 million, compared to $39.8 million.

•
GAAP net income was $17.1 million, or $1.16 per diluted share, compared to $19.8 million or $1.25 per diluted share; Adjusted Pro Forma net income was $32.5 million, or $2.20 per diluted share, compared to $30.0 million, or $1.89 per diluted share.

Financial Outlook

Bryan Hackworth, UEI’s CFO, stated: “The evolution to more advanced control technologies within the home entertainment environment continues to provide UEI with significant long-term growth opportunities. However, over a dozen new product introductions that were scheduled to launch in the fourth quarter of 2016 have been delayed due to customer issues with readiness of their new, more advanced hardware and software systems. While the impact of these factors is reflected in our fourth quarter 2016 financial guidance, due to the long-term positive trends in our industry, we are reaffirming our long-term financial outlook. We expect average annual sales growth of 5% to 10% and average earnings per share growth of 10% to 20%.”
For the fourth quarter of 2016, the company expects GAAP net sales to range between $159.0 million and $167.0 million, compared to $162.1 million in the fourth quarter of 2015. GAAP earnings per diluted share for the fourth quarter of 2016 are expected to range from $0.29 to $0.39, compared to GAAP earnings per diluted share of $0.64 in the fourth quarter of 2015.

For the fourth quarter of 2016, the company expects Adjusted Pro Forma net sales to range between $160.0 million and $168.0 million, compared to $162.1 million in the fourth quarter of 2015. Adjusted Pro Forma earnings per diluted share are expected to range from $0.66 to $0.76, compared to Adjusted Pro Forma earnings per diluted share of $0.91 in the fourth quarter of 2015. The fourth quarter Adjusted Pro Forma earnings per diluted share estimate excludes $0.37 per share related to stock-based compensation, amortization of acquired intangibles, factory inefficiencies at an underutilized factory, changes in contingent consideration relating to the acquisition of Ecolink Intelligent Technology, Inc. and the related tax impact of these adjustments.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, November 3, 2016 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its third quarter 2016 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414 and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 3883368. The conference call will also be broadcast live over the Internet and available for replay for one year at www.uei.com. In addition, a replay of the call will be available via telephone for two business days, beginning two hours after the call. To listen to the replay, in the U.S., please dial 855-859-2056 and internationally, 404-537-3406. Enter access code 3883368.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Pro Forma information as additional information for its operating results. References to Adjusted Pro Forma information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Pro Forma net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Pro Forma gross profit is defined as gross profit excluding stock-based compensation expense, cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions, and excess manufacturing overhead. Adjusted Pro Forma operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs, and acquisition related costs and changes in contingent consideration related to the acquisition of the net assets of Ecolink Intelligent Technology, Inc. Adjusted Pro Forma net income is defined as net income excluding the aforementioned items and the related tax effects as well as adjustments to certain deferred tax assets resulting from tax incentives at one of our China factories. Adjusted Pro Forma diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Pro Forma net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.

Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include changes in market conditions; the continued adoption of our advanced control technologies by our customers as anticipated by management, the convergence of smart home devices and technologies as anticipated by management, the introduction and acceptance of next-generation home entertainment platforms as expected by management, the pace of the economy; competitive conditions in the industries we serve, including the smart home and residential and commercial security industries; and relationships with our customers and our ability to attract new customers, our ability to successfully and profitably transition our manufacturing operations, and our continued ability to maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of November 3, 2016. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$48,141	$52,966
Restricted cash	4,623	4,623
Accounts receivable, net	134,438	121,801
Inventories, net	124,091	122,366
Prepaid expenses and other current assets	6,741	6,217
Income tax receivable	441	55
Deferred income taxes	7,243	7,296
Total current assets	325,718	315,324
Property, plant, and equipment, net	103,117	90,015
Goodwill	43,162	43,116
Intangible assets, net	29,615	32,926
Deferred income taxes	9,112	8,474
Long-term restricted cash	4,797	—
Other assets	5,065	5,365
Total assets	$520,586	$495,220
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$102,754	$93,843
Line of credit	35,000	50,000
Accrued compensation	32,406	37,452
Accrued sales discounts, rebates and royalties	8,666	7,618
Accrued income taxes	359	4,745
Other accrued expenses	23,288	21,466
Total current liabilities	202,473	215,124
Long-term liabilities:
Long-term contingent consideration	11,600	11,751
Deferred income taxes	9,972	7,891
Income tax payable	629	629
Other long-term liabilities	6,568	1,917
Total liabilities	231,242	237,312
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,435,769 and 23,176,277 shares issued on September 30, 2016 and December 31, 2015, respectively	234	232
Paid-in capital	246,930	228,269
Treasury stock, at cost, 8,864,299 and 8,824,768 shares on September 30, 2016 and December 31, 2015, respectively	(212,521)	(210,333)
Accumulated other comprehensive income (loss)	(17,657)	(15,799)
Retained earnings	272,358	255,240
Universal Electronics Inc. stockholders' equity	289,344	257,609
Noncontrolling interest	—	299
Total stockholders’ equity	289,344	257,908
Total liabilities and stockholders’ equity	$520,586	$495,220

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net sales	$169,185	$160,467	$490,829	$440,723
Cost of sales	127,400	117,658	367,941	320,225
Gross profit	41,785	42,809	122,888	120,498
Research and development expenses	4,955	4,134	15,292	12,664
Selling, general and administrative expenses	28,709	29,642	88,465	82,298
Operating income	8,121	9,033	19,131	25,536
Interest income (expense), net	(228)	(16)	(753)	198
Other income (expense), net	335	(558)	1,726	(272)
Income before provision for income taxes	8,228	8,459	20,104	25,462
Provision for income taxes	421	2,185	2,956	5,624
Net income	7,807	6,274	17,148	19,838
Net income (loss) attributable to noncontrolling interest	—	3	30	3
Net income attributable to Universal Electronics Inc.	$7,807	$6,271	$17,118	$19,835

Earnings per share attributable to Universal Electronics Inc.:
Basic	$0.54	$0.42	$1.19	$1.28
Diluted	$0.53	$0.41	$1.16	$1.25
Shares used in computing earnings per share:
Basic	14,510	14,966	14,441	15,535
Diluted	14,848	15,230	14,740	15,834

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
Cash provided by (used for) operating activities:
Net income	$17,148	$19,838
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	18,994	14,459
Provision for doubtful accounts	123	189
Provision for inventory write-downs	2,398	2,258
Deferred income taxes	1,413	(515)
Tax benefit from exercise of stock options and vested restricted stock	2,230	1,023
Excess tax benefit from stock-based compensation	(2,292)	(1,071)
Shares issued for employee benefit plan	763	734
Employee and director stock-based compensation	7,638	5,923
Performance-based warrant stock-based compensation	3,219	—
Changes in operating assets and liabilities:
Restricted cash	—	(4,623)
Accounts receivable	(11,359)	(17,851)
Inventories	(4,470)	(20,261)
Prepaid expenses and other assets	(86)	426
Accounts payable and accrued expenses	7,699	21,821
Accrued income taxes	(4,737)	180
Net cash provided by (used for) operating activities	38,681	22,530
Cash used for investing activities:
Acquisition of property, plant, and equipment	(28,914)	(26,376)
Acquisition of intangible assets	(1,373)	(1,877)
Increase in restricted cash	(4,797)	—
Deposit received toward sale of Guangzhou factory	4,797	—
Deconsolidation of Encore Controls LLC	48	—
Acquisition of net assets of Ecolink Intelligent Technology, Inc., net of cash acquired	—	(12,482)
Net cash used for investing activities	(30,239)	(40,735)
Cash provided by (used for) financing activities:
Borrowings under line of credit	92,987	69,500
Repayments on line of credit	(107,987)	(22,500)
Proceeds from stock options exercised	4,813	1,648
Treasury stock purchased	(2,188)	(78,708)
Excess tax benefit from stock-based compensation	2,292	1,071
Net cash provided by (used for) financing activities	(10,083)	(28,989)
Effect of exchange rate changes on cash	(3,184)	(1,019)
Net increase (decrease) in cash and cash equivalents	(4,825)	(48,213)
Cash and cash equivalents at beginning of year	52,966	112,521
Cash and cash equivalents at end of period	$48,141	$64,308

Supplemental cash flow information:
Income taxes paid	$6,034	$3,922
Interest paid	$926	$68

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED PRO FORMA FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net sales:
Net sales - GAAP	$169,185	$160,467	$490,829	$440,723
Stock-based compensation for performance-based warrants	1,160	—	3,219	—
Adjusted Pro Forma net sales	$170,345	$160,467	$494,048	$440,723

Cost of sales:
Cost of sales - GAAP	$127,400	$117,658	$367,941	$320,225
Depreciation of acquired fixed assets (1)	(260)	(241)	(777)	(723)
Fair value adjustments to acquired inventories (2)	—	(51)	(115)	(51)
Stock-based compensation expense	(14)	(10)	(43)	(29)
Excess manufacturing overhead (3)	(1,262)	—	(1,262)	—
Adjusted Pro Forma cost of sales	125,864	117,356	365,744	319,422
Adjusted Pro Forma gross profit	$44,481	$43,111	$128,304	$121,301

Adjusted Pro Forma gross margin	26.1%	26.9%	26.0%	27.5%

Operating expenses:
Operating expenses - GAAP	$33,664	$33,776	$103,757	$94,962
Amortization of acquired intangible assets	(1,247)	(905)	(3,709)	(2,393)
Stock-based compensation expense	(2,654)	(1,930)	(7,595)	(5,894)
Employee related restructuring costs	(264)	(240)	(1,925)	(366)
Litigation settlement costs	—	(4,627)	(2,000)	(4,627)
Acquisition related costs	—	(179)	—	(179)
Change in contingent consideration	(600)	—	151	—
Adjusted Pro Forma operating expenses	$28,899	$25,895	$88,679	$81,503

Operating income:
Operating income - GAAP	$8,121	$9,033	$19,131	$25,536
Stock-based compensation for performance-based warrants	1,160	—	3,219	—
Depreciation of acquired fixed assets (1)	260	241	777	723
Fair value adjustments to acquired inventories (2)	—	51	115	51
Excess manufacturing overhead (3)	1,262	—	1,262	—
Amortization of acquired intangible assets	1,247	905	3,709	2,393
Stock-based compensation expense	2,668	1,940	7,638	5,923
Employee related restructuring costs	264	240	1,925	366
Litigation settlement costs	—	4,627	2,000	4,627
Acquisition related costs	—	179	—	179
Change in contingent consideration	600	—	(151)	—
Adjusted Pro Forma operating income	$15,582	$17,216	$39,625	$39,798

Adjusted Pro Forma operating income as a percentage of net sales	9.1%	10.7%	8.0%	9.0%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED PRO FORMA FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income attributable to Universal Electronics Inc.:
Net income attributable to Universal Electronics Inc. - GAAP	$7,807	$6,271	$17,118	$19,835
Stock-based compensation for performance-based warrants	1,160	—	3,219	—
Depreciation of acquired fixed assets (1)	260	241	777	723
Fair value adjustments to acquired inventories (2)	—	51	115	51
Excess manufacturing overhead (3)	1,262	—	1,262	—
Amortization of acquired intangible assets	1,247	905	3,709	2,393
Stock-based compensation expense	2,668	1,940	7,638	5,923
Employee related restructuring costs	264	240	1,925	366
Litigation settlement costs	—	4,627	2,000	4,627
Acquisition related costs	—	179	—	179
Change in contingent consideration	600	—	(151)	—
Income tax provision on pro forma adjustments	(2,016)	(2,644)	(5,805)	(4,127)
Other income tax adjustments (4)	691	—	691	—
Pro forma adjustments attributable to noncontrolling interest	—	—	(11)	—
Adjusted Pro Forma net income attributable to Universal Electronics Inc.	$13,943	$11,810	$32,487	$29,970

Diluted earnings per share attributable to Universal Electronics Inc.:
Diluted earnings per share attributable to Universal Electronics Inc. - GAAP	$0.53	$0.41	$1.16	$1.25
Total pro forma adjustments	$0.41	$0.36	$1.04	$0.64
Adjusted Pro Forma diluted earnings per share attributable to Universal Electronics Inc.	$0.94	$0.78	$2.20	$1.89

(1)	Depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.

(2)	Effect of fair value adjustments to inventories acquired as a part of the Ecolink Intelligent Technology, Inc. business combination and sold through during the period.

(3)	Excess manufacturing overhead incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other three China factories.

(4)	Effect of net deferred tax asset adjustments resulting from a lower statutory tax rate due to tax incentives at one of our China factories.

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